Pamela.E.Herlich@wellsfargo.com	SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 26, 2010
Date of Report (Date of earliest event reported)

UNITED SECURITY BANCSHARES
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-32987	91-2112732
(Commission	(IRS Employer
File Number)	Identification No.)

2126 Inyo Street, Fresno, CA	93721
(Address of Principal Executive Office)	(Zip Code)

559-248-4943
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On March 25, 2010 the Company issued a form 8K and exhibit 10.1, the Written Agreement, concerning an agreement entered into on March 23, 2010 with the Federal Reserve Bank of San Francisco. This form 8K provides the Company’s response to the written agreement to enhance the understanding of the matter for all interested parties.

Item 9.01               Financial Statements and Exhibits

   (d)                      Exhibit

Exhibit
Number

10.2            United Security Bancshares – Response to Written Agreement Announcement.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

United Security Bancshares

Date:	March 26, 2010	By:	/s/ Ken Donahue
Ken Donahue
Executive Vice President
Chief Administrative Officer